Dividend Limitations	12 Months Ended
Dec. 31, 2013
Dividend Limitations
Note 16. Dividend Limitations

Dividends may be paid to the Parent by the Bank under formulas established by the appropriate regulatory authorities. Generally, the amount of dividends the Bank may pay to the Parent at any time, without prior approval, is limited to current year to date earnings as of the dividend date plus earnings retained for the two preceding years.

On February 17, 2011, the Parent and the Bank entered into a written agreement with the Reserve Bank and the Bureau. The Written Agreement was terminated on July 30, 2013. Under the terms of this written agreement, the Parent and the Bank were subject to additional limitations and regulatory restrictions and could not declare or pay dividends to its shareholders (including payments by the Parent on its trust preferred securities or preferred stock) and could not purchase or redeem shares of its stock without prior regulatory approval. See Note 26 — Regulatory Agreements.

On September 5, 2013, the Parent and the Bank entered into a memorandum of understanding with the Reserve Bank and the Bureau. The MOU was terminated effective March 13, 2014. Under the terms of this MOU, the Parent and the Bank were subject to additional limitations and regulatory restrictions and could not declare or pay dividends to its shareholders (including payments by the Parent on its trust preferred securities or preferred stock) and could not purchase or redeem shares of its stock without prior regulatory approval. See Note 26 — Regulatory Agreements.